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                                                                    EXHIBIT 10.1
                                LOAN AGREEMENT

THIS AGREEMENT is dated as of the 12th day of October, 2001

BETWEEN:

          GEOALERT INC.,
          --------------
          of 343 W. Bagley Road, Suite 205, Berea, Ohio 44017

          (hereinafter called the "Borrower")

                                                               OF THE FIRST PART

AND:

          SWORDFISH CAPITAL CORP.,
          ------------------------
          c/o P.O. Box 119, Palm Chambers, Road Town, Tortola, B.V.I.

          (hereinafter called the "Lender")

                                                              OF THE SECOND PART

WHEREAS:

A. The Borrower has requested that the Lender lend US$35,000 to the Borrower;

B. The Lender has agreed to lend such sum to the Borrower subject to the terms and upon the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1.        INTERPRETATION
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1.1       Definitions. Where used herein or in any amendment hereto each of the
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following words and phrases shall have the meanings set forth as follows:

     (a) "Agreement" means this Loan Agreement including Schedule "A" together with any amendments;

     (b)  "Closing Date" means October 12, 2001;

     (c)  "Event of Default" means any event set forth in paragraph 6.1;

     (d) "Loan" means the loan of US$35,000 made by the Lender to the Borrower in accordance with this Agreement;

     (e)  "Maturity Date" means the 12th day of October, 2002;

     (f) "Mortgaged Property" means all of the properties, assets and undertaking of the Borrower, for the time being, present and future, real and personal, legal or equitable, tangible or intangible, and of whatsoever nature and kind and wheresoever situate;
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     (g)  "Principal Sum" means the sum of US$35,000; and

     (h) "Promissory Note" means the promissory note dated October 12, 2001 granted by the Borrower to the Lender attached as Schedule "A".

1.2       Number and Gender.  Wherever the singular or the masculine are used
          -----------------
herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3       Headings.  The headings to the articles, paragraphs, subparagraphs or
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clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4       References.  Unless otherwise stated a reference herein to a numbered
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or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5       Currency. All dollar amounts expressed herein refer to lawful currency
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          of the United States.

2.        TERMS OF LOAN
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2.1       Loan and Repayment.  The Lender hereby agrees to lend the Borrower the
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Principal Sum. The Loan shall be made in U.S. currency and shall be repaid by the Borrower on the earlier of demand and the Maturity Date.

2.2       Interest. The Borrower shall, before and after demand and before and
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after the Maturity Date and judgment, pay on the amount of the Principal Sum remaining unpaid from time to time interest at a rate of 10% per year, payable on the first day of each month with the balance, if any, due on the Maturity Date. The Borrower shall pay interest at the aforesaid rate on all overdue interest.

2.3       Alteration of Share Capital.  In the event of:
          ---------------------------

     (a) any subdivision, consolidation or reclassification of the Borrower's issued shares;

     (b) any reorganization of the share capital of the Borrower affecting in any manner its issued shares;

     (c)  the amalgamation of the Borrower with any other company or companies;
          or

     (d) the declaration of a stock dividend or other distribution of the assets of the Borrower to the shareholders of the Borrower, other than a stock dividend of up to but not in excess of 5% of the number of outstanding common shares of the Borrower, then the number of shares which may be but are not yet issued pursuant to the Lender's right of conversion at the time when such event occurs shall be adjusted, if required, so that the Lender will be in no less favourable position than if the Lender had received, prior to the date of such event, the shares which it would otherwise be entitled to receive under this Agreement upon exercise of its right of conversion.
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2.4       Pre-Payment.  The Borrower may pre-pay all or any portion of the Loan
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at any time prior to the Maturity Date.

3.        SECURITY
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3.1       Security.  To secure the repayment of the Loan and the
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payment of all other monies due hereunder, the Borrower agrees to grant the
Lender the Promissory Note.

3.2       Extensions.  The Lender may grant extensions, take and give up
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securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement.

3.3       No Merger.  The grant of the Promissory Note or of any other security
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in replacement thereof shall not operate so as to create any merger or discharge of any indebtedness or liability of the Borrower hereunder, nor of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

3.4       Waiver.  The Lender may waive any breach by the Borrower of this
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Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Promissory Note. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4.         REPRESENTATIONS AND WARRANTIES
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4.1        Representations.  The Borrower represents and warrants to the Lender,
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and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

     (a) this Agreement has been duly authorized by all required corporate action on the part of the Borrower;

     (b) the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of the articles or memorandum of the Borrower or any agreement to which the Borrower is a party; and

     (c) the Promissory Note has been duly authorized and executed by the Borrower and is enforceable against the Borrower in accordance with its terms.

4.2        Survival.  All representations and warranties made hereunder shall
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survive the delivery of the Promissory Note to the Lender and shall continue in full force and effect for the benefit of the Lender.

5.         CLOSING ARRANGEMENTS
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5.1        Conditions Precedent. The Lender's obligation to advance the
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Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

     (a) the representations and warranties of the Borrower shall be true as of the date hereof and as of the Closing Date;

     (b) the Borrower shall have complied with all of its obligations hereunder; and

     (c) the Borrower shall have caused to be delivered to the Lender an opinion of the Borrower's solicitors confirming that:

           (i) the Borrower was duly incorporated, organized, validly existing and in good standing with respect to the filing of annual returns under the laws of its jurisdiction of domicile;

           (ii) this Agreement and the Promissory Note have been duly authorized, validly executed and delivered by the Borrower; and

The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

5.2        Time of Closing. The closing of the Loan shall take place at 9:00
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a.m. Vancouver time on the Closing Date.

5.3        Deliveries by the Lender.  On the Closing Date the Lender shall
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deliver or cause to be delivered to the Borrower a certified cheque, bank draft or solicitors' trust check for the Principal Sum.

5.4        Deliveries by the Borrower.  On the Closing Date the Borrower shall
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deliver to the Lender:

     (a)   the Promissory Note;

     (b) certified resolutions of the directors of the Borrower approving the transactions contemplated hereby and reserving sufficient shares to satisfy the Borrower's obligations under this Agreement; and

     (c) the opinion of the Borrower's solicitors referred to in subparagraph 5.1(c).

6.         EVENTS OF DEFAULT AND REMEDIES
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6.1        Events of Default. Any one or more of the following events,
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whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

     (a) if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

     (b) if the Borrower defaults in the observance or performance of any other provision hereof;
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     (c)   if an order is made or a resolution is passed or a petition is filed for the liquidation or winding-up of the Borrower;

     (d) if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

     (e) if execution, sequestration, extent or other process of any court becomes enforceable against the Borrower or a distress or analogous process is levied upon the Mortgaged Property or any part thereof unless the process is in good faith disputed by the Borrower and the Borrower gives security to pay the full amount claimed to the satisfaction of the Lender;

     (f) if the Borrower permits any sum which is not disputed to be due by the Borrower and which forms or is capable of forming a charge upon any of the Mortgaged Property in priority to the Promissory Note to remain unpaid after proceedings have been taken to enforce the same;

     (g) if the Borrower ceases or demonstrates an intention to cease to carry on its business;

     (h) if a receiver or receiver-manager or receiver and manager is appointed for any of the Mortgaged Property;

     (i) if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise; or

     (j) if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any charge or encumbrance upon the Mortgaged Property which ranks or may rank in priority to or pari passu with the mortgages and charges created hereunder.

6.2        Remedies Upon Default.  Upon the occurrence of any Event of Default
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and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

     (a) declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

     (b) demand payment from the Borrower and exercise any or all of its remedies under the Promissory Note.

6.3        Other Security.  The rights and powers conferred by subparagraph 6.2
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are in addition to and not in substitution for the Promissory Note or any other security which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

6.4        Remedies Non-Exclusive.  No remedy conferred on the Lender hereby
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or in the Promissory Note is intended to be exclusive.  Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Promissory Note or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the
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Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

6.5        Inconsistency.  In the event of any inconsistency between the terms
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and provisions of this Agreement and the terms and provisions of the Promissory
Note, the terms and provisions of this Agreement shall prevail.

7.         MISCELLANEOUS
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7.1        Notices. Any notice required or permitted to be given under this
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Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

      The Borrower:  GeoAlert, Inc.
                     Suite 205, 343 W. Bagley Road
                     Berea, Ohio 44017

                     Facsimile No. (440)260-7552

      The Lender:    Swordfish Capital Corp.
                     P.O. Box 119, Palm Chambers
                     Road Town, Tortola B.V.I.

                     Facsimile No. (284)494-2838

 Any notice so given shall:

     (a)   if delivered, be deemed to have been given at the time of delivery;

     (b) if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

     (c) if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

7.2        Amendments.  Neither this Agreement nor any provision hereof may be
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amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3        Entire Agreement.  This Agreement embodies the entire agreement and
           ----------------
understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.
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7.4        Action on Business Day.  If the date upon which any act or payment
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hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.5        No Merger of Judgment.  The taking of a judgment on any covenant
           ---------------------
contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

7.6        Severability.  If any one or more of the provisions of this Agreement
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should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.7        Successors and Assigns.  This Agreement shall enure to the benefit of
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and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.8        Governing Law.  This Agreement shall be governed by and be construed
           -------------
in accordance with the laws of the State of Ohio and the parties hereto agree to submit to the jurisdiction of the courts of Ohio with respect to any legal proceedings arising herefrom.

7.9        Time.  Time is of the essence of this Agreement.
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7.10       Headings.  The headings of the paragraphs of this Agreement are
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inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

GEOALERT, INC.

Per:

        /s/ Michael G. Bachmann
      -------------------------------
      Michael Bachmann, President


SWORDFISH CAPITAL CORP.

Per:

     ________________________________
     Authorized Signatory